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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 28, 1994 in Amendment No. 2 to the Registration Statement (Form S-4 No. 33-53009) and related Prospectus of Cincinnati Milacron Inc. for the registration of $115,000,000 of 8 3/8% Notes.

                                          ERNST & YOUNG

Cincinnati, Ohio

June 29, 1994